Exhibit 10.3

EXECUTION COPY

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 19th day of June, 2013 (the “First Amendment Effective Date”), among ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (“Borrower”), CANADIAN ENTERPRISE GAS PRODUCTS, LTD., an Alberta corporation (“CEGP”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement, the Lenders party hereto, CITIBANK, N.A., DNB BANK ASA, NEW YORK BRANCH, JPMORGAN CHASE BANK, N.A., MIZUHO CORPORATE BANK, LTD. and THE ROYAL BANK OF SCOTLAND PLC, as Co-Syndication Agents, and THE BANK OF NOVA SCOTIA, SUNTRUST BANK, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., UBS SECURITIES LLC and ROYAL BANK OF CANADA, as Co-Documentation Agents, and WELLS FARGO SECURITIES, LLC, CITIGROUP GLOBAL MARKETS INC., DNB MARKETS, INC., J.P. MORGAN SECURITIES LLC, MIZUHO CORPORATE BANK, LTD., RBS SECURITIES INC., SCOTIA CAPITAL, SUNTRUST ROBINSON HUMPHREY, INC., and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Joint Lead Arrangers and Joint Book Runners.

R E C I T A L S:

A. On September 7, 2011, the Borrower, CEGP, the Lenders and the Administrative Agent entered into a certain Revolving Credit Agreement (the “Credit Agreement”) whereby, upon the terms and conditions therein stated, the Lenders agreed to make certain Loans (as defined in the Credit Agreement) and extend certain credit to the Borrower and CEGP.

B. The parties hereto mutually desire to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:

1. Certain Definitions.

1.1 Terms Defined Above. As used in this First Amendment, the terms “Administrative Agent”, “Borrower”, “CEGP”, “Credit Agreement”, “First Amendment” and “First Amendment Effective Date”, shall have the meanings indicated above.

1.2 Terms Defined in Agreement. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

2. Amendments to Credit Agreement.

2.1 Defined Terms.

(a) The term “Agreement,” as defined in Section 1.01 of the Credit Agreement, is hereby amended to mean the Credit Agreement, as amended by this First Amendment and as the same may from time to time be further amended or supplemented.

(b) The term “Applicable Rate,” as defined in Section 1.01 of the Credit Agreement, is hereby amended in its entirety to read as follows:

“Applicable Rate” means, for any day, with respect to any Eurodollar Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be (subject to the immediately following paragraph of this defined term), the applicable rate per annum set forth below under the caption “Eurodollar Spread”, “ABR Spread” or “Facility Fee Rate”, as the case may be, based upon the ratings by Moody’s and/or S&P, respectively, applicable on such date to the Index Debt:

Index Debt Ratings: (Moody’s/S&P)	Eurodollar Spread	ABR Spread	Facility Fee Rate
Category 1 > A3/A-	0.875%	0.000%	0.125%
Category 2 Baa1/BBB+	0.975%	0.000%	0.150%
Category 3 Baa2/BBB	1.200%	0.200%	0.175%
Category 4 Baa3/BBB-	1.275%	0.275%	0.225%
Category 5 < Ba1/BB+	1.350%	0.350%	0.275%

For purposes of the foregoing, (i) if only one of Moody’s and S&P shall have in effect a rating for the Index Debt (other than by reason of a change in the rating system of, or unavailability of a ratings by, such rating agencies, as referred to in the last sentence of this paragraph), then the other rating agency shall be deemed to have established a rating in the same Category as such agency; (ii) if each of Moody’s and S&P shall have in effect a rating for the Index Debt, and such ratings shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody’s and/or S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

(c) The first sentence of the definition of “Issuing Bank” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Issuing Bank” means each of Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A. and DNB Bank ASA, New York Branch, in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i).

The reference to “Wells Fargo Bank, National Association” at the end of the third sentence of such definition of “Issuing Bank” is hereby amended to refer instead to “any other Issuing Bank”.

(d) The definition of “Maturity Date” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Maturity Date” means the fifth anniversary of the First Amendment Effective Date, as may be extended pursuant to Section 2.01(c).

(e) Additional Defined Terms. Section 1.01 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions, which read in their entirety as follows:

“First Amendment” means that certain First Amendment to Revolving Credit Agreement dated as of the First Amendment Effective Date among the Borrower, the Lenders and the Administrative Agent.

“First Amendment Effective Date” means June 19, 2013.

“364-Day Credit Facility” means the revolving credit facility of the Borrower under that certain 364-Day Revolving Credit Agreement dated as of June 19, 2013, among the Borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto, together with any and all amendments and supplements thereto

2.2 Letters of Credit. The subclauses (i) and (ii) in the third sentence of the first clause of Section 2.06(b) of the Credit Agreement are hereby amended by adding a new subclause (iii) thereafter, to read as follows:

and (iii) the maximum aggregate face amount of Letters of Credit issued by each Issuing Bank shall not exceed the “Maximum LC Face Amount” of such Issuing Bank set forth opposite such Issuing Bank’s name on Schedule 2.06(b) attached hereto, as may be amended from time to time by Administrative Agent, Borrower and each Issuing Bank affected thereby, unless otherwise agreed to by such Issuing Bank in its sole and absolute discretion, with a fronting fee at such rate as may be agreed to between the Borrower and such Issuing Bank with respect thereto.

2.3 Increased Costs. The reference to “capital requirements” in Section 2.15(c) is hereby amended to refer instead to “capital or liquidity requirements”, and the reference to “paragraph (a) or (b) of this Section” in the first sentence of Section 2.15(d) is hereby amended to refer instead to “paragraph (a), (b) or (c) of this Section”.

2.4 Events of Default. Clause (m) of Article VII of the Credit Agreement is hereby amended by deleting “or” at the end thereof, clause (o) of such Article VII is hereby redesignated clause (n) and amended by adding “or” at the end thereof, and such Article VII is hereby further amended by adding a new clause (o) immediately following such clause (n) thereof, to read as follows:

(o) an “Event of Default” (as defined in the 364-Day Credit Facility) shall occur and be continuing;

2.5 Notices. Section 9.01(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

(c) if to any Issuing Bank, to it at its address (or telecopy number) of record with the Administrative Agent, which Administrative Agent shall provide to the Borrower or any Lender upon request from time to time;

2.6 Successors and Assigns. The reference to “an agent of the Borrower” in the third sentence of Section 9.04(e) of the Credit Agreement is hereby amended to refer instead to “a non-fiduciary agent of the Borrower”

2.7 Commitments. Schedule 2.01 to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 2.01 attached hereto. In connection therewith, Borrower, Administrative Agent and Lenders shall make adjustments to (i) the outstanding principal amount of Revolving Loans (but not any interest accrued thereon prior to the First Amendment Effective Date or any accrued facility fees under the Credit Agreement prior to the First Amendment Effective Date), including the borrowing of additional Revolving Loans (which may include Eurodollar Loans) and the repayment of Revolving Loans (which may include the prepayment or conversion of Eurodollar Loans) plus all applicable accrued interest, fees and expenses as shall be necessary to provide for Revolving Loans by each Lender in the amount of its new Applicable Percentage of all Loans as of the First Amendment Effective Date, and (ii) participations in outstanding Letters of Credit as of the First Amendment Effective Date to provide for each Lender’s participation in each outstanding Letter of Credit as of the First Amendment Effective Date equal to such Lender’s new Applicable Percentage of the aggregate amount available to be drawn under each such Letter of Credit as of the First Amendment Effective Date. In connection with the foregoing, each Lender shall be deemed to have made an assignment of its outstanding Revolving Loans and Commitments under the Credit Agreement, and assumed outstanding Revolving Loans and Commitments of other Lenders under the Credit Agreement, all at the request of the Borrower, as may be necessary to effect the foregoing, and each such Lender shall be entitled to any reimbursement under Section 2.16 of the Credit Agreement with respect thereto.

2.8 Maximum Issuing Bank LC Exposure. The Credit Agreement is hereby amended by adding a new Schedule 2.06(b) to the Schedules thereto, to read as set forth on Schedule 2.06(b) attached hereto.

2.9 Exhibits. The Issuing Bank signature block on the form of consent for execution by the Issuing Bank on Exhibit A to the Credit Agreement is hereby amended to add signature blocks for each Issuing Bank.

2.10 Conditions Precedent. The obligation of the Lenders party hereto and the Administrative Agent to enter into this First Amendment shall be conditioned upon the following conditions precedent:

(a) The Administrative Agent shall have received a copy of this First Amendment, duly completed and executed by the Borrower and each Lender; and acknowledged and ratified by EPD and Borrower, as Guarantors, pursuant to a duly executed Acknowledgement and Ratification of Guarantors in the form of Exhibit A attached hereto.

(b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of Christopher S. Wade, in-house counsel for Borrower, CEGP and EPD, Locke Lord Bissell & Liddell LLP, counsel for Borrower, CEGP and EPD, and Bennett Jones LLP, special Canadian counsel for CEGP, substantially in the forms delivered in connection with the Credit Agreement and reasonably satisfactory to the Administrative Agent and its counsel.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to (1) the organization and existence of the Borrower, CEGP and EPD, (2) the authorization of this First Amendment and any other legal matters relating to the Borrower, CEGP, EPD, this First Amendment or the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and (3) with respect to EPD, the authorization of the Ratification and Acknowledgement of Guarantors attached hereto, and any other legal matters relating to EPD.

(d) The Administrative Agent shall have received each promissory note requested by a Lender pursuant to Section 2.10(e) of the Credit Agreement, each duly completed and executed by the Borrower and CEGP.

(e) The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the President, an Executive Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement, as amended hereby, and Section 2.10(g) hereof.

(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced prior to closing, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(g) As of the First Amendment Effective Date, no Material Adverse Change exists.

(h) The Lenders shall have received (i) the audited financial statements for the Borrower and its Subsidiaries for the period ended December 31, 2012, and (ii) the unaudited financial statements for the Borrower and its Subsidiaries and EPD’s Form 10-Q for the fiscal quarter ending March 31, 2013.

(i) All necessary governmental and third-party approvals, if any, required to be obtained by the Borrower or CEGP in connection with this First Amendment and otherwise referred to herein shall have been obtained and remain in effect (except where failure to obtain such approvals will not have a Material Adverse Effect), and all applicable waiting periods shall have expired without any action being taken by any applicable authority.

(j) The Borrower shall have entered into the 364-Day Credit Facility, in form and substance reasonably satisfactory to the Administrative Agent, effective contemporaneous with the effectiveness hereof, providing for, among other things, that each Lender’s “Percentage Share” (as defined therein) thereunder is equal to such Lender’s Percentage Share under the Credit Agreement, as amended hereby, as of the effectiveness hereof, and the Administrative Agent shall have received a copy thereof.

(k) The Administrative Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.

2.11 Effectiveness. Subject to the satisfaction of the conditions precedent set forth in Section 2.10 hereof, this First Amendment shall be effective as of the First Amendment Effective Date. On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a loan document.

3. Representations and Warranties. The Borrower represents and warrants that:

(a) there exists no Default or Event of Default under the Credit Agreement, as hereby amended;

(b) the Borrower has performed and complied with all covenants, agreements and conditions contained in the Credit Agreement, as hereby amended, required to be performed or complied with by it;

(c) the representations and warranties of the Borrower contained in the Credit Agreement, as hereby amended, were true and correct in all material respects when made, and are true and correct in all material respects at and as of the time of delivery of this First Amendment, except, in each case, to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;

(d) the execution, delivery and performance of this First Amendment are within the Borrower’s limited liability company powers and have been duly authorized by all necessary limited liability company and, if required, member action; and

(e) this First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. Extent of Amendments. Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Agreement are herein ratified and confirmed and shall remain in full force and effect. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the loan documents, nor constitute a waiver of any provision of any of the loan documents.

5. Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

6. References. On and after the First Amendment Effective Date, the terms “Agreement”, “hereof”, “herein”, “hereunder”, and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended by this First Amendment.

7. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law.

THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This First Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.

[Signatures Begin on Next Page]

EXECUTED as of the First Amendment Effective Date.

BORROWER:

ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company

By:	Enterprise Products OLPGP, Inc.,
its Manager

By:	/s/ Bryan F. Bulawa
Bryan F. Bulawa
Senior Vice President and Treasurer

CANADIAN ENTERPRISE GAS PRODUCTS, LTD.

By:	/s/ Bryan F. Bulawa
Bryan F. Bulawa
Senior Vice President and Treasurer

WELLS FARGO BANK,
NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Bank,
Swingline Lender and a Lender

By:	/s/ Fannie C. Pryce
	Name:	Fannie C. Pryce
	Title:	RM-AVP

S-1	EPD Multi-Year 1st Amendment

CITIBANK, N.A.,
as Co-Syndication Agent and a Lender

By:	/s/ Andrew Sidford
	Name:	Andrew Sidford
	Title:	Vice President

S-2	EPD Multi-Year 1st Amendment

DNB BANK ASA, NEW YORK BRANCH,
as Co-Syndication Agent and an Issuing Bank

By:	/s/ Henrik Asland
	Name:	Henrik Asland
	Title:	Senior Vice President

By:	/s/ Kjell Tore Egge
	Name:	Kjell Tore Egge
	Title:	Senior Vice President

DNB BANK ASA, GRAND CAYMAN BRANCH, as a Lender

By:	/s/ Henrik Asland
	Name:	Henrik Asland
	Title:	Senior Vice President

By:	/s/ Kjell Tore Egge
	Name:	Kjell Tore Egge
	Title:	Senior Vice President

S-3	EPD Multi-Year 1st Amendment

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent, an Issuing Bank and a Lender

By:	/s/ Stephanie Balette
	Name:	Stephanie Balette
	Title:	Authorized Officer

S-4	EPD Multi-Year 1st Amendment

MIZUHO CORPORATE BANK, LTD.,
as Co-Syndication Agent and a Lender

By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

S-5	EPD Multi-Year 1st Amendment

THE ROYAL BANK OF SCOTLAND PLC,
as Co-Syndication Agent and a Lender

By:	/s/ Matthew Main
	Name:	Matthew Main
	Title:	Authorised Signatory

S-6	EPD Multi-Year 1st Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as Co-Documentation Agent and a Lender

By:	/s/ Maria Ferradas
	Name:	Maria Ferradas
	Title:	Vice President

S-7	EPD Multi-Year 1st Amendment

THE BANK OF NOVA SCOTIA
as Co-Documentation Agent and a Lender

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

S-8	EPD Multi-Year 1st Amendment

SUNTRUST BANK
as Co-Documentation Agent and a Lender

By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

S-9	EPD Multi-Year 1st Amendment

UBS SECURITIES LLC,
as Co-Documentation Agent

By:	s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Attorney-in-Fact

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Attorney-in-Fact

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director

S-10	EPD Multi-Year 1st Amendment

ROYAL BANK OF CANADA,
as Co-Documentation Agent and a Lender

By:	/s/ Jim Allred
	Name:	Jim Allred
	Title:	Designated Signatory

S-11	EPD Multi-Year 1st Amendment

BANK OF AMERICA, N.A., a Lender

By:	/s/ Alia Qaddumi
	Name:	Alia Qaddumi
	Title:	Vice President

S-12	EPD Multi-Year 1st Amendment

BARCLAYS BANK PLC, as a Lender

By:	/s/ Alicia Borys
	Name:	Alicia Borys
	Title:	Vice President

S-13	EPD Multi-Year 1st Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, a Lender

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

S-14	EPD Multi-Year 1st Amendment

DEUTSCHE BANK AG NEW YORK BRANCH,
a Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

S-15	EPD Multi-Year 1st Amendment

MORGAN STANLEY BANK NA, a Lender

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

S-16	EPD Multi-Year 1st Amendment

U.S. BANK NATIONAL ASSOCIATION,
a Lender

By:	/s/ Patrick Jeffrey
	Name:	Patrick Jeffrey
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
CANADA BRANCH

By:	/s/ Joseph Rauhala
	Name:	Joseph Rauhala
	Title:	Principal Officer

S-17	EPD Multi-Year 1st Amendment

COMPASS BANK, a Lender

By:	/s/ Umar Hassan
	Name:	Umar Hassan
	Title:	Vice President

S-18	EPD Multi-Year 1st Amendment

SUMITOMO MITSUI BANKING CORP.,
a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

S-19	EPD Multi-Year 1st Amendment

ING CAPITAL LLC, a Lender

By:	/s/ Cheryl LaBelle
	Name:	Cheryl LaBelle
	Title:	Managing Director

S-20	EPD Multi-Year 1st Amendment

RAYMOND JAMES BANK, N.A., a Lender

By:	/s/ Alexander L. Rody
	Name:	Alexander L. Rody
	Title:	Senior Vice President

S-21	EPD Multi-Year 1st Amendment

SCHEDULE 2.01

COMMITMENTS

Lender	Commitment	Applicable Percentage*
Wells Fargo Bank, National Association	$185,937,500.00	5.3125000000%
Citibank, N.A.	$185,937,500.00	5.3125000000%
DNB Bank ASA, Grand Cayman Branch	$185,937,500.00	5.3125000000%
JPMorgan Chase Bank, N.A.	$185,937,500.00	5.3125000000%
Mizuho Corporate Bank, Ltd.	$185,937,500.00	5.3125000000%
The Royal Bank of Scotland plc	$185,937,500.00	5.3125000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$185,937,500.00	5.3125000000%
The Bank of Nova Scotia	$185,937,500.00	5.3125000000%
SunTrust Bank	$185,937,500.00	5.3125000000%
UBS Loan Finance LLC	$185,937,500.00	5.3125000000%
Royal Bank of Canada	$185,937,500.00	5.3125000000%
Bank of America, N.A.	$175,000,000.00	5.0000000000%
Barclays Bank PLC	$175,000,000.00	5.0000000000%
Credit Suisse AG, Cayman Islands Branch	$175,000,000.00	5.0000000000%
Deutsche Bank AG New York Branch	$175,000,000.00	5.0000000000%
Morgan Stanley Bank NA	$175,000,000.00	5.0000000000%
U.S. Bank National Association	$175,000,000.00	5.0000000000%
Compass Bank	$153,125,000.00	4.3750000000%
Sumitomo Mitsui Banking Corp.	$153,125,000.00	4.3750000000%
ING Capital LLC	$72,916,666.67	2.0833333333%
Raymond James Bank, FSB	$25,520,833.33	0.7291666667%

TOTAL	$3,500,000,000.00	100.0000000000%

*	Rounded to 10 decimal places

SCHEDULE 2.06(b)

ISSUING BANK MAXIMUM LC FACE AMOUNT

Issuing Bank	Maximum LC Face Amount
Wells Fargo Bank, National Association	$250,000,000.00
JPMorgan Chase Bank, N.A.	$166,666,666.67
DNB Bank ASA. New York Branch	$83,333,333.33

ACKNOWLEDGMENT AND RATIFICATION OF GUARANTORS

The undersigned (each a “Guarantor”) hereby expressly (i) acknowledges the terms of the foregoing First Amendment to Revolving Credit Agreement; (ii) ratifies and affirms its obligations under its Guaranty Agreement dated as of September 7, 2011, in favor of the Administrative Agent; (iii) acknowledges, renews and extends its continued liability under said Guaranty Agreement and Guarantor hereby agrees that its Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Administrative Agent the prompt payment when due of all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

The foregoing acknowledgment and ratification of the undersigned Guarantor shall be evidenced by signing the space provided below, to be effective as of the First Amendment Effective Date.

ENTERPRISE PRODUCTS PARTNERS L.P.,
a Delaware limited partnership

By:	Enterprise Products Holdings LLC,
General Partner

By:	/s/ Bryan F. Bulawa
Bryan F. Bulawa
Senior Vice President and Treasurer

ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company

By:	Enterprise Products OLPGP, Inc.,
its Manager

By:	/s/ Bryan F. Bulawa
Bryan F. Bulawa
Senior Vice President and Treasurer